UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                     FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    January 26, 2006

                         ADDVANTAGE TECHNOLOGIES GROUP, INC.
              (Exact Name of Registrant as Specified in Its Charter)

                                    Oklahoma
                  (State or Other Jurisdiction of Incorporation)

                1-10799                            73-1351610
        (Commission File Number)         (IRS Employer Identification No.)


   1605 E. Iola, Broken Arrow, Oklahoma               74012
 (Address of Principal Executive Offices)           (Zip Code)

                                (918) 251-9121
                (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01  Changes in Registrant's Certifying Accountant.

On January 26, 2006, the Audit Committee of the Board of Directors of ADDvantage Technologies Group, Inc. (the "Company") engaged Hogan & Slovacek to serve as the principal accountant to audit the Company's financial statements for the current fiscal year.

During the Companys two most recent fiscal years ended September 30, 2005, and for the period from October 1, 2005, through the date of such engagement, the Company did not consult with Hogan & Slovacek regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  January 27, 2006                   By:    /s/ Kenneth A. Chymiak
                                          Kenneth A. Chymiak
                                          President and Chief Executive Officer